EQ ADVISORS TRUSTSM

EQ/BlackRock Basic Value Equity Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

SUPPLEMENT DATED DECEMBER 18, 2020, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a sub-adviser change and related changes affecting the following Portfolios:

EQ/BlackRock Basic Value Equity Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

On December 15-16, 2020, the Board of Trustees of the Trust approved certain proposed changes with respect to the Portfolios, including (i) the termination of BlackRock Investment Management, LLC (“BlackRock”) as a sub-adviser to the EQ/BlackRock Basic Value Equity Portfolio and an allocated portion of the EQ/Large Cap Value Managed Volatility Portfolio, (ii) the appointment of Aristotle Capital Management, LLC (“Aristotle Capital”) as a sub-adviser to the EQ/BlackRock Basic Value Equity Portfolio and an allocated portion of the EQ/Large Cap Value Managed Volatility Portfolio, (iii) a change in EQ/BlackRock Basic Value Equity Portfolio’s name to EQ/Value Equity Portfolio, (iv) a change to EQ/BlackRock Basic Value Equity Portfolio’s investment objective, and (v) an amendment to the investment advisory agreement between Equitable Investment Management Group, LLC and the Trust with respect to the EQ/BlackRock Basic Value Equity Portfolio to reflect a decrease in the investment advisory fee rate for that Portfolio.

As a result of these changes, Equitable Investment Management Group, LLC has entered into a new sub-advisory agreement with Aristotle Capital to provide sub-advisory services for the Portfolios, effective on or about February 1, 2021. The following changes to the Summary Prospectus, Prospectus and SAI are effective on or about February 1, 2021:

All references to BlackRock as the sub-adviser to the Portfolios are deleted.

All references to EQ/BlackRock Basic Value Equity Portfolio are replaced with EQ/Value Equity Portfolio.

The section of the EQ/BlackRock Basic Value Equity Portfolio’s Summary Prospectus and Prospectus entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Investment Objective: Seeks to achieve capital appreciation.

******

The section of EQ/BlackRock Basic Value Equity Portfolio’s Summary Prospectus entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following information:

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Value Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee*	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.92%	0.92%
*	Management fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$94	$293	$509	$1,131
Class IB Shares	$94	$293	$509	$1,131

The section of EQ/BlackRock Basic Value Equity Portfolio’s Prospectus entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following information:

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Value Equity Portfolio	Class IA Shares	Class IB Shares	Class K Shares
Management Fee*	0.55%	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.92%	0.92%	0.67%
*	Management fee has been restated to reflect the current fee.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$94	$293	$509	$1,131
Class IB Shares	$94	$293	$509	$1,131
Class K Shares	$68	$214	$373	$835

******

The section of the EQ/BlackRock Basic Value Equity Portfolio’s Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Investment Strategy” is deleted in its entirety and replaced with the following:

Principal Investment Strategy. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s investments in equity securities may include common stocks, depositary receipts, real estate investment trusts (“REITs) and exchange-traded funds (“ETFs”) that invest primarily in equity securities. Depositary receipts represent interests in foreign securities held on deposit by banks. REITs are companies that own, operate, or finance income-generating real estate. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.

The Portfolio may invest up to 20% of its total assets in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

The Portfolio invests primarily in equity securities that the Sub-Adviser believes are high quality businesses that are undervalued by the market relative to what the Sub-Adviser believes to be their fair value and have a minimum market capitalization of $2 billion. The Sub-Adviser seeks to identify high quality businesses by focusing on companies with the following attributes: attractive business fundamentals; experienced, motivated company management; pricing power; sustainable competitive advantages; financial strength; and/or high or consistently improving market position, return on invested capital and operating margins.

The Portfolio has no minimum holding period for investments and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

The Portfolio also may lend its portfolio securities to earn additional income.

******

The section of the EQ/BlackRock Basic Value Equity Portfolio’s Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Risks” is amended by deleting “Mid-Cap Company Risk” and adding the following:

Mid-Cap and Small-Cap Company Risk: Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses),and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

The section of the EQ/BlackRock Basic Value Equity Portfolio’s Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Risks” is amended by deleting the first sentence of “Foreign Securities Risk” and replacing it with the following:

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities.

******

The section of the EQ/BlackRock Basic Value Equity Portfolio’s Summary Prospectus and Prospectus entitled “Who Manages the Portfolio” — “Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”) is deleted in its entirety and replaced with the following:

Sub-Adviser: Aristotle Capital Management, LLC (“Aristotle Capital” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Howard Gleicher, CFA®	Chief Executive Officer and Chief Investment Officer of Aristotle Capital	February 2021
Gregory D. Padilla, CFA®	Principal, Portfolio Manager/ Senior Global Research Analyst at Aristotle Capital	February 2021

The section of the EQ/Large Cap Value Managed Volatility Portfolio’s Summary Prospectus and Prospectus entitled “Who Manages the Portfolio” — “Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”) is deleted in its entirety and replaced with the following:

Sub-Adviser: Aristotle Capital Management, LLC (“Aristotle Capital” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Howard Gleicher, CFA®	Chief Executive Officer and Chief Investment Officer of Aristotle Capital	February 2021
Gregory D. Padilla, CFA®	Principal, Portfolio Manager/ Senior Global Research Analyst at Aristotle Capital	February 2021

******

The section of the Prospectus entitled “More Information on Fees and Expenses — Management Fees” is amended to include the following information:

The following table shows the contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the EQ/Value Equity Portfolio, effective February 1, 2021.

Portfolio	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Value Equity Portfolio	0.560%	0.540%	0.520%	0.500%	0.475%

The following information is added to the section of the Prospectus entitled “Management of the Trust — The Sub-Advisers”:

Aristotle Capital Management, LLC (“Aristotle Capital”), 11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025, serves as a Sub-Adviser to the EQ/Value Equity Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Value Managed Volatility Portfolio. Aristotle Capital is a privately owned, registered investment adviser that specializes in equity portfolio management for institutional and individual clients. The firm is independently owned by its employees and the board of managers. As of October 31, 2020, Aristotle Capital had approximately $35.04 billion in assets under management.

Howard Gleicher, CFA® is Chief Executive Officer and Chief Investment Officer at Aristotle Capital. Prior to founding Aristotle Capital, Mr. Gleicher co-founded Metropolitan West Capital Management, LLC and served as the Chief Executive Officer and Chief Investment Officer. Prior to that he was a Principal, Portfolio Manager, and Investment Policy Committee member at Needelman Asset Management, Inc. Mr. Gleicher has also served as an Equity Portfolio Manager at Pacific Investment Management Company. Mr. Gleicher began his investment career in 1985.

Gregory D. Padilla, CFA® is a Principal, Portfolio Manager and Senior Global Research Analyst at Aristotle Capital. Mr. Padilla joined Aristotle Capital in 2014 and is a member of the research team. Prior to joining Aristotle Capital, Mr. Padilla was a Managing Director and Portfolio Manager at Vinik Asset Management, LP. and Tradewinds Global Investors, LLC. While at Tradewinds, Mr. Padilla was a key member of the All-Cap Equity strategy, the Global All-Cap strategy and Global Natural Resource strategy. Mr. Padilla began his investment career in 2006.

******

The first paragraph of the section of the SAI entitled “Investment Management and Other Services — The Adviser” is amended to include the following:

Aristotle Capital Management, LLC (“Aristotle Capital”) serves as investment sub-adviser to one or more of the Portfolios, as described more fully in the Prospectus.

******

The section of the SAI entitled “Investment Management and Other Services — The Sub-Advisers” is amended to include the following information:

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Value Equity Portfolio	Aristotle Capital is a limited liability company wholly owned by employees and management.
EQ/Large Cap Value Managed Volatility Portfolio	Howard Gleicher, Aristotle Capital’s CEO and Chief Investment Officer and Richard S. Hollander, Aristotle Capital’s Chairman, each have 50% of the voting interest in Aristotle Capital. RCB Acquisition Company is a holding company that holds Mr. Hollander’s ownership interest in Aristotle Capital.

******

The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information” is amended to include the following information:

Aristotle Capital Management, LLC (“Aristotle Capital” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number
of other accounts of the Sub-Adviser managed by the
portfolio manager and the total assets of the accounts
	managed within each category as of October 31, 2020						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/Value Equity Portfolio
Howard Gleicher	10	11,477	12	6,293	2,847	14,491	0	N/A	0	N/A	3	1,202
Gregory D. Padilla	8	11,298	11	6,040	2,430	13,171	0	N/A	0	N/A	3	1,202

EQ/Large Cap Value Managed Volatility Portfolio
Howard Gleicher	10	11,477	12	6,293	2,847	14,491	0	N/A	0	N/A	3	1,202
Gregory D. Padilla	8	11,298	11	6,040	2,430	13,171	0	N/A	0	N/A	3	1,202

Description of any Material Conflicts

Potential conflicts of interest could arise when there is side-by-side management of private fund, separately managed accounts and mutual funds. Additionally, differing fee arrangements increase the risk that higher fee-paying accounts may receive priority over other accounts during the allocation process. Aristotle Capital mitigates these risks by implementing procedures, such as establishing a trade rotation process, blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

With regard to portfolio selections and the different positions that Aristotle Capital’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle Capital manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.

Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle Capital may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Capital clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

Compensation Information

All Aristotle Capital investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle Capital is an equity partner of the firm and receives a portion of the overall profits of Aristotle Capital as part of his ownership interest. Aristotle Capital’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.

Ownership of Shares of the Portfolio as of October 31, 2020

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Value Equity Portfolio
Howard Gleicher	X
Gregory D. Padilla	X

EQ/Large Cap Value Managed Volatility Portfolio
Howard Gleicher	X
Gregory D. Padilla	X

******

The section of the SAI entitled “Appendix C — Proxy Voting Policies and Procedures” is amended to include the following information:

ARISTOTLE CAPITAL MANAGEMENT, LLC PROXY VOTING POLICIES & PROCEDURES

Updated 9/30/2020

Introduction

Aristotle Capital Management, LLC (“Aristotle Capital”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital’s general policies and procedures for voting proxies are set forth below.

Proxy Voting Policies and Procedures

Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy. When voting proxies for non- model holdings, Aristotle Capital can vote in accordance with Institutional Shareholder Services (“ISS”) recommendation. (Non-model holdings refers to securities where the client has provided instruction to Aristotle Capital to restrict trading the securities.) Otherwise, the following policies and procedures are implemented.

Aristotle Capital has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (“CIO”) or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case- by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle Capital’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1.	Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, Aristotle Capital will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Capital will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Capital expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified board structure; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.	Audit Committee Approvals

Aristotle Capital generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Capital will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and

•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and

•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;

•	Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and

•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.	Capital Structure Proposals

Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis. Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Eliminate preemptive rights.

4.	Compensation

Aristotle Capital generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and

•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the CIO to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by- case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Aristotle Capital expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.	Corporate Responsibility and Social Issues

Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7.	Conflicts

In cases where Aristotle Capital is aware of a conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Capital), the Aristotle Capital will take the following steps:

(a)

vote matters that are specifically covered by this proxy voting policy (e.g., matters where Aristotle Capital’s vote is strictly in accordance with this policy and not in its discretion) in accordance with this policy; and

(b)	for other matters, contact the client for instructions with respect to how to vote the proxy.

8.	Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9.	Recordkeeping

Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this policy;

(ii)	Proxy statements received regarding client securities;

(iii)	Records of votes cast on behalf of clients;

(iv)	Any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)	Records of client requests for proxy voting information.

Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.